UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2025

Dynamix Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	333-280719	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1980 Post Oak Blvd., Suite 100

PMB 6373

Houston, TX, 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792 5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which each class is registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DYNXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DYNX	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	DYNXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 21, 2025, Dynamix Corporation (the “SPAC”) and The Ether Machine, Inc., a Delaware corporation (“Pubco”), issued a press release announcing that they had entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of July 21, 2025, with ETH SPAC Merger Sub Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), The Ether Reserve LLC, a Delaware limited liability company (the “Company”), Ethos Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of SPAC (“SPAC Subsidiary A”), Ethos Sub 2, Inc., a Delaware corporation and wholly-owned subsidiary of SPAC Subsidiary A (“SPAC Subsidiary B”), Ethos Sub 3, Inc., a Delaware corporation and wholly-owned subsidiary of SPAC Subsidiary B (“Company Merger Sub”), and ETH Partners LLC, a Delaware limited liability company (the “Seller”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the Business Combination Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated thereby (the “Closing”), (a) SPAC will merge with and into SPAC Merger Sub, with SPAC Merger Sub continuing as the surviving company (the “SPAC Merger”), and with SPAC shareholders receiving one share of non-voting Class A common stock, par value $0.01 per share, of Pubco (“Pubco Class A Stock”) for each Class A ordinary share, par value $0.0001 per share, of SPAC (the “SPAC Class A Ordinary Shares”) held by such shareholder, and (b) at least two hours after the SPAC Merger, Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving company (the “Company Merger” and, together with the SPAC Merger, the “Mergers” and, together with the other transactions contemplated by the Business Combination Agreement, including the Contribution (as defined below) and the Private Placement Investments (as defined below), the “Transactions”), and with (i) (A) members of the Company who are not U.S. persons, (B) members of the Company who are U.S. persons (the “U.S. Company Members”) that fund the Company Unit Subscription (as defined below) in cash and (C) U.S. Company Members that fund the Company Unit Subscription in Ether (the “Ether U.S. Company Members”) and that deliver a valid notice to the Company at least five business days prior to the Company Merger Effective Time (as defined below), electing to receive Pubco Class A Stock each receiving one share of Pubco Class A Stock for each of their issued and outstanding Class A units of the Company (“Company Class A Units”), (ii) the Seller receiving (A) one share of Pubco Class A Stock for each of its Company Class A Units and (B) one share of Class B common stock, par value $0.01 per share, of Pubco for each of its issued and outstanding Class B units of the Company (“Company Class B Units”), and (iii) the Ether U.S. Company Members that do not deliver a valid notice to the Company at least five business days prior to the Company Merger Effective Time electing to receive Pubco Class A Stock cancelling their Company Class A Units and converting into Company Exchange Units (as defined below). As a result of the Mergers and the other transactions contemplated by the Business Combination Agreement, Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law. In the SPAC Merger, each outstanding warrant of SPAC will be assumed by Pubco and converted into a warrant to purchase one share of Pubco Class A Stock.

As additional consideration for the Company Merger (the “Additional Merger Consideration”), at the effective time of the Company Merger (the “Company Merger Effective Time”), Pubco will also issue to the Seller (i) a fixed number of 4,033,333 additional shares of Pubco Class A Stock and 4,985,000 warrants to purchase one share of Pubco Class A Stock having the terms set forth in and governed by a private warrant agreement to be entered into at the Closing (the “Pubco Private Warrants”), and (ii) up to an additional 600,000 Pubco Class A Stock and 600,000 Pubco Private Warrants, based on a sliding scale corresponding to the volume-weighted average price (“VWAP”) of the SPAC Class A Ordinary Shares for the ten consecutive trading days ending on the trading date immediately preceding the date of the Closing (the “Closing Date”). DynamixCore Holdings, LLC, a Delaware limited liability company (the “Sponsor”) also agreed to, immediately prior to the Company Merger Effective Time, forfeit a number of shares of Pubco Class A Stock equal to the number of shares of Pubco Class A Stock being issued as part of the Additional Merger Consideration. The Sponsor and the underwriters who purchased private placement warrants of SPAC at the time of SPAC’s initial public offering (the “SPAC Private Warrants”) (which warrants converted into warrants to purchase Pubco Class A Stock in the SPAC Merger) also agreed to, collectively, forfeit a number of warrants equal to the number of Pubco Private Warrants being issued as part of the Additional Merger Consideration, with 5,000 warrants being retained by the underwriters. The Sponsor will exchange its remaining SPAC Private Warrants (which warrants converted into warrants to purchase Pubco Class A Stock in the SPAC Merger) for Pubco Private Warrants. The Pubco Private Warrants will have substantially the same terms as the existing private warrants of SPAC, except that the Pubco Private Warrants will not be redeemable if Pubco Class A Stock trades above $18 per share.

Following the Closing, as additional consideration for the Company Merger, Pubco shall issue, or cause to be issued, to the Seller up to an aggregate of 8,000,000 additional shares of Pubco Class A Stock within ten business days after the occurrence of certain triggering events, which are based on the passage of time and the achievement of a 20-consecutive-trading-day VWAP of the Pubco Class A Stock.

Concurrently with the execution of the Business Combination Agreement, (a) certain investors have agreed to make a private investment in Pubco by purchasing shares of Pubco Class A Stock on the Closing Date (the “Equity PIPE”), pursuant to a subscription agreement for the Equity PIPE, (b) certain investors have agreed to make a private placement investment in the Company by purchasing Company Class A Units on the date of the Business Combination Agreement (the “Company Unit Subscription”), pursuant to a subscription agreement for the Company Unit Subscription, (c) certain investors have agreed to make a private investment in the Company by purchasing one common non-voting unit of the Company (the “Company Exchange Units”) on the Closing Date (the “Company Exchange Unit Subscription” and, together with the Equity PIPE and the Company Unit Subscription, the “Private Placement Investments”), pursuant to a subscription agreement for the Company Exchange Unit Subscription and (d) an affiliate of the Seller entered into a Contribution Agreement whereby the affiliate agreed to contribute an aggregate amount of at least 169,984 Ether to the Company prior to the Company Merger Effective Time in exchange for the Company issuing to Seller Company Class A Units and Company Class B Units. The investors in the Private Placement Investments collectively agreed to contribute $293.6 million in cash and 149,839.11 in Ether. Prior to the Closing, Pubco intends to opportunistically evaluate raising incremental capital via an equity or equity-linked PIPE financing or private placement with one or more investors to be consummated in connection with the Closing.

Holders of Company Exchange Units shall have the right to cause Pubco to cause the Company to redeem all or a portion of such holder’s Company Exchange Units in exchange for an equal number of shares of Pubco Class A Stock or the cash equivalent, at Pubco’s election, on the terms and subject to the conditions of an amended and restated limited liability company agreement of the Company, to be entered into concurrently with the Closing pursuant to the Business Combination Agreement.

The net cash proceeds from the Equity PIPE, along with funds from the trust account of the SPAC, will be used to pay or reimburse expenses in accordance with the Business Combination Agreement and any premiums for “tail” insurance coverage for the directors and officers of SPAC. The remaining proceeds will be disbursed to the Company or Pubco and used for working capital, general corporate purposes and the purchase of Ether. The net proceeds of the Company Unit Subscription will be used by the Company to purchase Ether, which will be held, along with the proceeds of the Company Exchange Unit Subscription, in a digital asset wallet held or operated by or on behalf of the Company.

Attached as Exhibit 99.2 and incorporated into this Item 7.01 by reference herein is an investor presentation for the Private Placement Investments.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SPAC under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Additional Information and Where to Find It

SPAC and Pubco intend to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of SPAC and a prospectus of Pubco (the “Proxy Statement/Prospectus”) in connection with the proposed business combination (the “Business Combination”) and the Private Placement Investments and the other transaction contemplated by the Business Combination Agreement and/or described in this Current Report on Form 8-K (together with the Business Combination and the Private Placement Investments, the “Proposed Transactions”). The definitive proxy statement and other relevant documents will be mailed to shareholders of SPAC as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. SPAC and/or Pubco will also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF SPAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SPAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, THE COMPANY, PUBCO AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by SPAC and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Dynamix Corp, 1980 Post Oak Blvd., Suite 100, PMB 6373, Houston, TX 77056; e-mail: info@regen.io, or to: The Ether Machine, Inc., 2093 Philadelphia Pike #2640, Claymont, DE 19703, e-mail: dm@etherreserve.com .

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The Pubco Class A Stock to be issued by Pubco and the class A units issued and to be issued by the Company, in each case, in connection with the Proposed Transactions, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

SPAC, Pubco, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of SPAC’s securities are, or will be, contained in SPAC’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the Business Combination, including the names and interests of the Company and Pubco’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by SPAC and Pubco with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of SPAC, the Company or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions and the parties thereto, including expectations, hopes, beliefs, intentions, plans, prospects, results or strategies regarding Pubco, the Company, SPAC and the Proposed Transactions and statements regarding the anticipated benefits and timing of completion of the Proposed Transactions, business plans and investment strategies of Pubco, the Company and SPAC, expected use of the cash proceeds of the Proposed Transactions, the Company’s ability to stake and leverage capital markets and other staking operations and participation in restaking, the amount of capital expected to be received in the Proposed Transactions, the assets held by Pubco, Ether’s position as the most productive digital asset, plans to increase yield to investors, any expected growth or opportunities associated with Ether, Pubco’s listing on an applicable securities exchange and the timing of such listing, expectations of Ether to perform as a superior treasury asset, the upside potential and opportunity for investors resulting from any Proposed Transactions, any proposed transaction structures and offering terms and the Company’s and Pubco’s plans for Ether adoption, value creation, investor benefits and strategic advantages. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These are subject to various risks and uncertainties, including regulatory review, Ethereum protocol developments, market dynamics, the risk that the Proposed Transactions may not be completed in a timely manner or at all, failure for any condition to closing of the Business Combination to be met, the risk that the Business Combination may not be completed by SPAC’s business combination deadline, the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of SPAC’s shareholders, or the Private Placement Investments, costs related to the Proposed Transactions and as a result of becoming a public company, failure to realize the anticipated benefits of the Proposed Transactions, the level of redemptions of SPAC’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A shares of SPAC or the shares of Pubco Class A Stock, the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination, the failure of Pubco to obtain or maintain the listing of its securities any stock exchange on which Pubco Class A Stock will be listed after closing of the Business Combination, changes in business, market, financial, political and regulatory conditions, risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of Ether, the risk that Pubco’s stock price will be highly correlated to the price of Ether and the price of Ether may decrease between the signing of the definitive documents for the Proposed Transactions and the closing of the Proposed Transactions or at any time after the closing of the Proposed Transactions, risks related to increased competition in the industries in which Pubco will operate, risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Ether, risks relating to the treatment of crypto assets for U.S. and foreign tax purposes, challenges in implementing its business plan including Ether-related financial and advisory services, due to operational challenges, significant competition and regulation, being considered to be a “shell company” by any stock exchange on which the Pubco Class A Stock will be listed or by the SEC, which may impact the ability to list Pubco’s Class A Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, the outcome of any potential legal proceedings that may be instituted against the Company, SPAC, Pubco or others following announcement of the Business Combination and those risk factors discussed in documents of the Company, Pubco, or SPAC filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of SPAC dated as of November 20, 2024 and filed by SPAC with the SEC on November 21, 2024, SPAC’s Quarterly Reports on Form 10-Q, SPAC’s Annual Report on Form 10-K filed with the SEC on March 20, 2025 and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by Pubco and SPAC, and other documents filed by SPAC and Pubco from time to time with the SEC, as well as the list of risk factors included herein. These filings do or will identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, each of which are made only as of the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated July 21, 2025.
99.2	Investor Presentation, dated July 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIX CORPORATION

Date: July 21, 2025	By:	/s/ Andrea Bernatova
		Name:	Andrea Bernatova
		Title:	Chief Executive Officer

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